SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )


Check  the  appropriate  box:

[X]  Preliminary Information Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[_]  Definitive Information Statement


                               ANZA CAPITAL, INC.
                  (Name of Registrant as Specified in Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and O-11

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                               ANZA CAPITAL, INC.
                         3200 BRISTOL STREET, SUITE 700
                              COSTA MESA, CA  92626


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 8, 2004



TO  OUR  SHAREHOLDERS:

     You are cordially invited to attend the Annual Meeting of the Shareholders of Anza Capital, Inc. (the "Company") to be held on November 8, 2004 at 2:00 PM, Pacific Standard Time, at the New York-New York Hotel and Casino, 3790 Las Vegas Boulevard South, Las Vegas, Nevada 89109, to consider and act upon the following proposals, as described in the accompanying Information Statement:

     1. To re-elect the existing sole director to serve until the next Annual Meeting of Shareholders and thereafter until his successor is elected and qualified;

     2. To ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP, as independent auditors of the Company for the fiscal year ending April 30, 2005;

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The foregoing items of business are more fully described in the Information Statement accompanying this Notice. The Board of Directors has fixed the close of business on September 28, 2004, as the record date for Shareholders entitled to notice of and to vote at this meeting and any adjournments thereof.


                                     By Order of the Board of Directors



                                     Vincent Rinehart, President

October [__], 2004
Costa Mesa, California

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                              INFORMATION STATEMENT

                                  INTRODUCTION

     This information statement is being mailed or otherwise furnished to stockholders of Anza Capital, Inc., a Nevada corporation (the "Company") in connection with the upcoming annual meeting of its shareholders. This Information Statement is being first sent to stockholders on or about October 15, 2004.

PROPOSALS

     The  following  proposals  are  being  presented  at  the  meeting  (the
"Proposals"):

     1. To re-elect the existing sole director to serve until the next Annual Meeting of Shareholders and thereafter until his successor is elected and qualified;

     2. To ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP, as independent auditors of the Company for the fiscal year ending April 30, 2005;

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

VOTE  REQUIRED

     The vote which is required to approve the above Proposals is the affirmative vote of the holders of a majority of the Company's voting stock. Each holder of common stock is entitled to one (1) vote for each share held. The holders of Series D Convertible Preferred Stock are entitled to 126.81 votes per share, and the holders of Series F Convertible Preferred Stock are entitled to 100 votes per share. The holders of Series G Convertible Preferred Stock do not have voting rights.

     The record date for purposes of determining the number of outstanding shares of voting stock of the Company, and for determining stockholders entitled to vote, is the close of business on September 28, 2004 (the "Record Date"). The Board of Directors of the Company adopted the resolution approving and recommending each of the Proposals on September 26, 2004. As of the Record Date, the Company had outstanding 5,358,846 shares of common stock, 8,201.5 shares of Series D Convertible Preferred Stock, 18,800 shares of Series F Convertible Preferred Stock, and 500,000 shares of Series G Convertible
Preferred Stock. Holders of the shares have no preemptive rights. All outstanding shares are fully paid and nonassessable. The transfer agent for the common stock is Securities Transfer Corporation, 2591 Dallas Parkway, Suite 102, Frisco, Texas 75034, telephone (469) 633-0101.

VOTE OBTAINED - SECTION 78.320 NEVADA REVISED STATUTES

     Section 78.320 of the Nevada Revised Statutes (the "Nevada Law") provides that the written consent of the holders of the outstanding shares of voting stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the Proposals as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize, and did in fact obtain, the written consent of the holders of a majority of the voting power of the Company.

     Pursuant to Section 78.370 of the Nevada Revised Statutes, the Company is required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action. This Information Statement is intended to provide such notice. No dissenters' or appraisal rights under the Nevada Law are afforded to the Company's stockholders as a result of the approval of the Proposals.


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     Directors are elected by the shareholders at each annual meeting to hold office until their respective successors are elected and qualified, and need not be shareholders of the Company or residents of the State of Nevada. Directors may receive compensation for their services as determined by the Board of Directors. See "Compensation of Directors." The number of Directors shall be set by the Board of Directors. Presently, the Board consists of one (1) member, namely Mr. Vincent Rinehart. Mr. Rinehart has chosen to stand for re-election and has been nominated for re-election by the Board. No other persons have been nominated for election to the Board.

     The Board of Directors has instructed the President to explore additional candidates to be added to the Board. No candidates have been identified at this time.

     Voting for the election of directors is non-cumulative, which means that a simple majority of the shares voting may elect all of the directors. Each share of common stock is entitled to one (1) vote and, therefore, has a number of votes equal to the number of authorized directors. The holders of Series D Convertible Preferred Stock are entitled to 126.81 votes per share, and the holders of Series F Convertible Preferred Stock are entitled to 100 votes per share.

     Although management of the Company expects that each of the following nominees will be available to serve as a director, in the event that any of them should become unavailable prior to the shareholders meeting, a replacement will be appointed by a majority of the then-existing Board of Directors. Management has no reason to believe that any of its nominees, if elected, will be unavailable to serve. All nominees are expected to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

NOMINEES  FOR  ELECTION  AS  DIRECTOR

     The following table sets forth certain information with respect to persons nominated by the Board of Directors of the Company for election as Directors of the Company and who will be elected following the annual shareholders meeting:

Name              Age                      Position(s)
----------------  ---  ---------------------------------------------------
Vincent Rinehart   54  Sole Director, President, Chief Executive Officer,
                       Secretary, and Principal Accounting Officer

     VINCENT RINEHART has been a director and the President and Chief Executive Officer of the Company since April 12, 2000, and its Chairman since January 1, 2001. He also serves in the following capacities: Chairman of the Board, President, and CEO of American Residential Funding, Inc., our wholly owned subsidiary ("AMRES") (commencing in 1997); Chief Executive Officer of Firstline Mortgage, Inc., a HUD-approved originator of FHA, VA, and Title 1 loans (commencing in 1985); and a director of Firstline Relocation Services, Inc., a three-office enterprise that provides real estate sales, financing, destination, and departure services to Fortune 500 companies (commencing in 1995). Mr. Rinehart received his B.A. in Business Administration from California State University at Long Beach in 1972.

     To the Company's knowledge, none of the nominees presently serve as directors of public corporations other than Anza Capital, Inc.

BOARD  COMPENSATION

     In November 2002, Scott Presta received 42,500 shares (after giving effect to the 1-for-20 reverse stock split effective April 21, 2003) of our common stock for past services as a director and for agreeing to stand for re-election as a director, and Kenneth Arevalo and L. Wade Svicarovich each received 25,000 shares (after giving effect to the 1-for-20 reverse stock split effective April 21, 2003) of common stock for agreeing to stand for election as a director. In connection with his resignation from the Board of Directors on July 23, 2004, Mr. Arevalo returned the 25,000 shares. There are currently no agreements with any of the directors, or director nominees for additional compensation, and the Company does not anticipate paying any additional compensation. Directors of the Company are entitled to reimbursement for their travel expenses. The Company does not pay additional amounts for committee participation or special assignments of the Board of Directors.

BOARD  MEETINGS  AND  COMMITTEES

     During the fiscal year ended April 30, 2004, the Board of Directors met on numerous occasions and took written action on numerous other occasions. All the members of the Board attended the meetings. The written actions were by unanimous consent.

     On April 11, 2003, an Audit Committee of the Board of Directors was formed. During the fiscal year ended April 30, 2004, the Audit Committee met on one occasion. In accordance with a written charter adopted by the Company's Board of Directors, the Audit Committee assisted the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Company's financial reporting process, including the system of internal controls. In connection with the audit of our financial statements for the fiscal year ended April 30, 2004, the Audit Committee (i) reviewed and discussed the audited financial statements with management, (ii) discussed with the independent auditors the matters required to be discussed by SAS 61, (iii) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, (iv) discussed with the independent accountant the independent accountant's independence, and (v) made appropriate recommendations to the Company's Board of Directors concerning inclusion of the audited financial statements in the Company's annual report on Form 10-K.

     The directors who were members of the Audit Committee were Kenneth Arevalo and L. Wade Svicarovich, both of whom were considered independent directors in accordance with Exchange Act Rule 10A(m)(3). Mr. Arevalo was considered by our Board of Directors to be an audit committee financial expert. Following Mr. Avevalo's resignation from the Board of Directors effective July 23, 2004 and Mr. Svicarovich's resignation from the Board of Directors effective September 17, 2004, the Audit Committee was disbanded. As a result, we do not currently have an audit committee financial expert.

     On April 11, 2003, a Compensation Committee of the Board of Directors was formed, consisting of Vincent Rinehart and Scott A. Presta. During the fiscal year ended April 30, 2004, the Compensation Committee took action by unanimous written consent on one occasion. Following Mr. Presta's resignation from the Board of Directors effective April 1, 2004, the Compensation Committee was disbanded.

     We do not have a nominating committee because we have only a single director. Our Board of Directors does not act pursuant to a charter or similar document with respect to its selection of candidates for election to the Board. Mr. Rinehart, as our sole director, is not considered independent in accordance with Exchange Act Rule 10A(m)(3). We do not have a policy with regard to the consideration of any director candidates recommended by security holders, and will not consider candidates so recommended. No minimum qualifications have been established for the selection of director candidates.

     Our Board of Directors does not currently provide a process for security holders to send communications to the Board because, as a result of our small size, it is impracticable for us to have a formal process.

     The members of our Board of Directors are invited and encouraged to attend our annual shareholder's meeting, although they are not required to do so. At last year's annual shareholder's meeting, all of our existing directors and nominees were present.


                                  PROPOSAL TWO
                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Singer Lewak Greenbaum & Goldstein LLP to audit the consolidated financial statements of the Company for the fiscal year ending April 30, 2005, and seeks ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its appointment.

     Representatives of Singer Lewak Greenbaum & Goldstein LLP are not expected to be present at the annual meeting.

CHANGES  IN  ACCOUNTANTS

     On August 20, 2004, McKennon, Wilson & Morgan, LLP, the independent accountants previously engaged as the principal accountants to audit our financial statements, declined to stand for re-election after the completion of the most recent audit, due to the audit partner rotation requirements of Section 203 of the Sarbanes Oxley Act of 2002.

     Also effective on August 20, 2004, we engaged Singer Lewak Greenbaum & Goldstein LLP, as our independent certified public accountants. The decision to change accountants was approved by our Board of Directors.

     The audit report of McKennon, Wilson & Morgan, LLP on our financial statements as of April 30, 2004 and for each of the two years in the period ended April 30, 2004 (the "Audit Period") did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except the reports were modified to include an explanatory paragraph wherein they expressed substantial doubt about our ability to continue as a going concern. During the Audit Period, and through August 20, 2004, there were no disagreements with McKennon, Wilson & Morgan, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report, and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

     We previously provided a copy of this disclosure to McKennon, Wilson & Morgan, LLP and requested that the former accountants furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made by us, and, if not, stating the respects in which they do not agree. A copy of the letter was attached to our Form 8-K filed with the Commission on August 20, 2004.

     During the two most recent fiscal years, or any subsequent interim period prior to engaging Singer Lewak Greenbaum & Goldstein LLP, neither we nor anyone acting on our behalf consulted with Singer Lewak Greenbaum & Goldstein LLP regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or (ii) the type of audit opinion that might be rendered on our financial statements where either written or oral advice was provided that was an important factor considered by us in reaching a decision as to the accounting, auditing, or financial reporting issue, or (iii) any matter that was the subject of a disagreement with our former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its audit report.

AUDIT  FEES

     During the fiscal years ended April 30, 2004 and 2003, McKennon Wilson & Morgan LLP, our previous auditor, billed the Company $73,100 and $63,000, respectively, in fees for professional services for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-Q or 10-QSB, as applicable.

AUDIT  -  RELATED  FEES

     During  the  fiscal  years ended April 30, 2004 and 2003, McKennon Wilson &
Morgan LLP billed the Company $10,167 and $12,866, respectively, relating to procedures performed in connection with proxy and registration information filed with the SEC. There were no amounts billed related to any assurance and related services related to the performance of the audit or review of the Company's financial statements.

TAX  FEES

     During the fiscal years ended April 30, 2004 and 2003, McKennon Wilson & Morgan LLP billed the Company $9,700 and $6,500, respectively, for professional services for tax preparation.

ALL  OTHER  FEES

     During the fiscal years ended April 30, 2004 and 2003, McKennon Wilson & Morgan LLP did not bill the Company for any other fees.

     Of the fees described above for the fiscal year ended April 30, 2004, 100% were approved by the Audit Committee. The Audit Committee's pre-approval policies and procedures were detailed as to the particular service and the audit committee was informed of each service and such policies and procedures did not include the delegation of the audit committee's responsibilities. Of the fees described above for the fiscal year ended April 30, 2003, 100% were approved by the Board of Directors of the Company as there was not an Audit Committee in place at the time of the approvals.


                                OTHER INFORMATION

DIRECTORS  AND  EXECUTIVE  OFFICERS

     The following table sets forth the names and ages of our current directors and executive officers, the principal offices and positions held by each person, and the date such person became a director or executive officer. Our executive officers are elected annually by the Board of Directors. The directors serve one year terms until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. Unless described below, there are no family relationships among any of the directors and officers.

Name              Age  Position(s)
----------------  ---  ----------------------------------------------------

Vincent Rinehart   54  Sole Director, President, Chief Executive Officer,
                       Secretary, and Principal Accounting Officer

     VINCENT RINEHART has been a director and the President and Chief Executive Officer of the Company since April 12, 2000, and its Chairman since January 1, 2001. He also serves in the following capacities: Chairman of the Board, President, and CEO of AMRES (commencing in 1997); Chief Executive Officer of Firstline Mortgage, Inc., a HUD-approved originator of FHA, VA, and Title 1 loans (commencing in 1985); and a director of Firstline Relocation Services, Inc., a three -office enterprise that provides real estate sales, financing, destination, and departure services to Fortune 500 companies (commencing in 1995). Mr. Rinehart received his B.A. in Business Administration from California State University at Long Beach in 1972.

     To the Company's knowledge, none of our directors presently serve as directors of public corporations other than Anza Capital, Inc.

EXECUTIVE  OFFICERS  AND  DIRECTORS

     On June 1, 2001, we entered into an Employment Agreement with Vincent Rinehart. Under the terms of the agreement, we are to pay to Mr. Rinehart a salary equal to $275,000 per year, subject to an annual increase of 10% commencing January 1, 2002, plus an automobile allowance of $1,200 per month and other benefits, including life insurance. The agreement is for a term of 5 years and provides for a severance payment in the amount of $500,000 and immediate vesting of all stock options in the event his employment is terminated for any reason, including cause. Mr. Rinehart's Employment Agreement was ratified by the shareholders of the Company at our 2001 Annual Shareholders Meeting.

2000  Stock  Compensation  Program

     In December 1999, our Board of Directors approved the 2000 Stock Compensation Program (the "2000 Plan"), as amended. A total of 440,000 shares (after giving effect to the 1-for-20 reverse stock split effective April 21, 2003) of common stock are reserved for issuance under the 2000 Plan, all of which have been issued. Unless terminated sooner, the 2000 Plan will terminate automatically in December of 2004.

     The 2000 Plan is administered by the Board of Directors. The administrator has the power to determine the individuals to whom options, restricted shares or rights to purchase shares shall be granted, the number of shares or securities subject to each option, restricted share, purchase right or other award, the duration, times and exercisability of each award granted, and the price of any share purchase or exercise price of any option.

     Options granted under the 2000 Plan are generally not transferable by the optionee except by will or the laws of descent and distribution, and each option is exercisable, during the lifetime of the optionee, only by the optionee.
Options generally must be exercised within 30 days following the end of the optionee's status as an employee or consultant unless extended to 90 days in the discretion of the administrator. Options may be exercised for up to 6 months upon death or disability. However, in no event may an option be exercised later than the earlier of the expiration of the term of the option or five years from the date of the 2000 Plan.

     The 2000 Plan may be amended, altered, suspended or terminated by the administrator at any time, but no such amendment, alteration, suspension or termination may adversely affect the terms of any option, restricted share, purchase right or other award previously granted without the consent of the affected participant. Unless terminated sooner, the 2000 Plan will terminate automatically in December of 2004.

2003  Omnibus  Securities  Plan

     On February 28, 2003, our Board of Directors approved the Anza Capital, Inc. 2003 Omnibus Securities Plan. The Plan offers selected employees, directors, and consultants an opportunity to acquire our common stock, and serves to encourage such persons to remain employed by us and to attract new employees. The plan allows for the award of stock and options, up to 750,000 shares (after giving effect to the 1-for-20 reverse stock split effective April 21, 2003) of our common stock. On May 1 of each year, the number of shares in the 2003 Securities Plan shall automatically be adjusted to an amount equal to ten percent (10%) of the outstanding stock of the Company on April 30 of the immediately preceding year. On May 4, 2004, pursuant to this provision, our Board of Directors increased the number of shares available under the plan by 936,746 shares. During the fiscal year ended April 30, 2004, we issued 40,000 shares under the plan, and subsequent to the year-end an additional 100,000 shares were returned. As of the date of this Annual Report, there are 796,746 shares available for issuance under the plan.

Board  Compensation

     In November 2002, Scott Presta received 42,500 shares (after giving effect to the 1-for-20 reverse stock split effective April 21, 2003) of our common stock for past services as a director and for agreeing to stand for re-election as a director, and Kenneth Arevalo and L. Wade Svicarovich each received 25,000 shares (after giving effect to the 1-for-20 reverse stock split effective April 21, 2003) of common stock for agreeing to stand for election as a director. In connection with his resignation from the Board of Directors on July 23, 2004, Mr. Arevalo returned the 25,000 shares. There are currently no agreements with any of the directors, or director nominees for additional compensation, and the Company does not anticipate paying any additional compensation. Directors of the Company are entitled to reimbursement for their travel expenses. The Company does not pay additional amounts for committee participation or special assignments of the Board of Directors.

Summary  Compensation  Table

     The Summary Compensation Table shows certain compensation information for services rendered in all capacities for the fiscal years ended April 30, 2004, 2003 and 2002. Other than as set forth herein, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation (adjusted to reflect the 1-for-20 reverse stock split effective April 21, 2003), if any, whether paid or deferred.

                                     ANNUAL COMPENSATION                    LONG TERM COMPENSATION
                                ------------------------------  --------------------------------------------------------
                                                                         AWARDS                PAYOUTS
                                                                ----------------------------------------
                                                                RESTRICTED    SECURITIES
                                                 OTHER ANNUAL      STOCK      UNDERLYING                     ALL OTHER
NAME AND                        SALARY   BONUS   COMPENSATION     AWARDS     OPTIONS SARS   LTIP PAYOUTS   COMPENSATION
PRINCIPAL POSITION       YEAR    ($)      ($)         ($)           ($)           (#)            ($)            ($)

Vincent Rinehart         2004   329,452       -         14,400            -              -              -              -
Pres., CEO, Chairman     2003   312,583   5,000         14,400          -0-            -0-            -0-            -0-
                         2002   290,000   5,000         24,000          -0-        125,000            -0-            -0-

Scott A. Presta (1)      2004       -0-     -0-            -0-          -0-            -0-            -0-            -0-
Director                 2003       -0-     -0-            -0-       22,950            -0-            -0-            -0-
                         2002       -0-     -0-            -0-          -0-            -0-            -0-            -0-

Kenneth Arevalo (2)      2004       -0-     -0-            -0-          -0-            -0-            -0-            -0-
Director                 2003       -0-     -0-            -0-       13,500            -0-            -0-            -0-
                         2002       -0-     -0-            -0-          -0-            -0-            -0-            -0-

L. Wade Svicarovich (3)  2004       -0-     -0-            -0-          -0-            -0-            -0-            -0-
Director                 2003       -0-     -0-            -0-       13,500            -0-            -0-            -0-
                         2002       -0-     -0-            -0-          -0-            -0-            -0-            -0-

  (1)   Mr. Scott Presta resigned as an officer and director of the company effective April 1, 2004.
  (2)   Mr. Ken Arevalo resigned as a director of the company effective July 23, 2004.
  (3)   Mr. L. Wade Svicarovich resigned as a director of the company effective September 17, 2004.

                              OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                       (INDIVIDUAL GRANTS)

                                               PERCENT OF TOTAL
                     NUMBER OF SECURITIES        OPTIONS/SARS
                          UNDERLYING               GRANTED          EXERCISE OR
                     OPTIONS/SARS GRANTED   TO EMPLOYEES IN FISCAL   BASE PRICE
NAME                          (#)                    YEAR              ($/SH)     EXPIRATION DATE
Vincent Rinehart              -0-                    N/A                 N/A           N/A
Scott A. Presta               -0-                    N/A                 N/A           N/A
Kenneth Arevalo               -0-                    N/A                 N/A           N/A
L. Wade Svicarovich           -0-                    N/A                 N/A           N/A


                               AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                                           AND FY-END OPTION/SAR VALUES

                                                                                          VALUE OF UNEXERCISED
                                                             NUMBER OF UNEXERCISED            IN-THE-MONEY
                                                             SECURITIES UNDERLYING            OPTION/SARS
                     SHARES ACQUIRED ON                      OPTIONS/SARS AT FY-END            AT FY-END
                          EXERCISE        VALUE REALIZED              (#)                         ($)
NAME                         (#)                ($)        EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
Vincent Rinehart             N/A                N/A                   N/A                         N/A
Scott A. Presta              N/A                N/A                   N/A                         N/A
Kenneth Arevalo              N/A                N/A                   N/A                         N/A
L. Wade Svicarovich          N/A                N/A                   N/A                         N/A

BOARD  COMPENSATION

     In November 2002, Scott Presta received 42,500 shares (after giving effect to the 1-for-20 reverse stock split effective April 21, 2003) of our common stock for past services as a director and for agreeing to stand for re-election as a director, and Kenneth Arevalo and L. Wade Svicarovich each received 25,000 shares (after giving effect to the 1-for-20 reverse stock split effective April 21, 2003) of common stock for agreeing to stand for election as a director. In connection with his resignation from the Board of Directors on July 23, 2004, Mr. Arevalo returned the 25,000 shares. There are currently no agreements with any of the directors, or director nominees for additional compensation, and the Company does not anticipate paying any additional compensation. Directors of the Company are entitled to reimbursement for their travel expenses. The Company does not pay additional amounts for committee participation or special assignments of the Board of Directors.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     On  April  12,  2000,  we  closed  the  acquisition of AMRES and Bravo Real
Estate. Pursuant to the Amended and Restated Purchase Agreement, we issued 375,000 shares (adjusted to reflect the 1-for-20 reverse stock split effective on April 21, 2003) of our common stock to EMB, representing nearly 40% of our then issued and outstanding common stock, paid $1,595,000 cash, and issued a promissory note in the initial amount of $2,405,000, and AMRES and Bravo Real Estate became our wholly owned subsidiaries. As of April 30, 2001, the remaining principal balance of the promissory note was $1,055,000, and the note was cancelled in its entirety effective June 27, 2001, (see discussion of Global Settlement below). AMRES was the acquirer for financial reporting purposes.

Since Bravo Real Estate had no operations or net assets, our management determined that a nominal value of $1,000 be attributed to its name. The fair value attributable to the 375,000 (adjusted to reflect the 1-for-20 reverse stock split effective on April 21, 2003) of our common stock on April 12, 2000 was $3,838,000 based on the fair value of assets acquired. Because the purchase was accounted for as a reverse acquisition, the $4.0 million in cash and notes issued to EMB were treated as a deemed distribution with a charge to our accumulated deficit. On April 12, 2000, James E. Shipley, the former CEO of EMB, was elected our Chairman of the Board of Directors and Vincent Rinehart was elected our President, Chief Executive Officer, and a director. Bravo Real Estate has not sold any franchises and is attempting to become an operating subsidiary.

     Mr. Shipley was the CEO, President, and a less than 5% owner of EMB at the time of our acquisition of AMRES and Bravo from EMB. Mr. Shipley resigned as Chairman of EMB and became our Chairman in April 2000 (replacing Mr. Roth as our Chairman), and then resigned as our chairman and one of our officers on December 31, 2000, when Mr. Rinehart became our Chairman.

     Mr. Rinehart was never an officer or director of EMB, but was the owner of 100,000 shares (adjusted to reflect the 1-for-20 reverse stock split effective on April 21, 2003) of EMB common stock, making him less than a 10% owner of EMB at the time of the sales in April 2000, and continues as one of our officers and directors, as well as an officer of all of our wholly-owned subsidiaries.

     On April 12, 2000, in accordance the provisions of the Certificate of Designations, Preferences and Rights of Class B Convertible Preferred Stock, AMRES Holding/Rinehart demanded that its B Preferred be repurchased by us for an aggregate of one million dollars. On April 20, 2000, we agreed with AMRES Holding/Rinehart and Mr. Presta to amend the Titus Purchase Agreement to provide for the return of 100,000 shares of our Class B preferred stock issued to AMRES Holding and Mr. Presta upon the issuance of 50,000 shares (adjusted to reflect the 1-for-20 reverse stock split effective on April 21, 2003) of our common stock to them.

     On May 24, 2000, Michael Roth and Jean Oliver, the sole remaining officers and directors of prior management, resigned their remaining positions with us. On that date, Mr. Presta, an executive officer and director of Titus Real Estate, was elected as our Secretary and as one of our directors.
     On April 13, 2000, Mr. Shipley loaned the Company $300,000 due April 12, 2001, together with interest at 10% per annum. This loan was satisfied by the issuance of 7,500 shares (adjusted for the 1-for-20 reverse stock split effective April 21, 2003) of the Company's common stock to Mr. Shipley on or about April 25, 2001. Based on a press release by EMB, effective July 25, 2001, James E. Shipley again became the Chief Executive Officer of EMB.

     On July 1, 2001, the Company entered into an Employment Agreement with Vincent Rinehart. Under the terms of the agreement, the Company is to pay to Mr. Rinehart a salary equal to $275,000 per year, subject to an annual increase of 10% commencing January 1, 2002, plus an automobile allowance of $1,200 per month and other benefits, including life insurance. The agreement is for a term of 5 years and provides for a severance payment in the amount of $500,000 and immediate vesting of all stock options in the event his employment is terminated for any reason, including cause. Mr. Rinehart's Employment Agreement was ratified by the shareholders of the Company at the 2001 Annual Shareholders Meeting.

     In November 2002, Scott Presta received 42,500 shares (after giving effect to the 1-for-20 reverse stock split effective April 21, 2003) of our common stock for past services as a director and for agreeing to stand for re-election as a director, and Kenneth Arevalo and L. Wade Svicarovich each received 25,000 shares (after giving effect to the 1-for-20 reverse stock split effective April 21, 2003) of common stock for agreeing to stand for election as a director. In connection with his resignation from the Board of Directors on July 23, 2004, Mr. Arevalo returned the 25,000 shares.

     On February 28, 2003, the Company entered into a Debt Exchange Agreement with Vincent Rinehart, Chairman, CEO, Secretary, and Chief Financial Officer. Under the terms of the agreement, Rinehart (i) cancelled options to acquire 2,500,000 shares of common stock previously acquired as part of his Employment Agreement, and (ii) converted an aggregate of $433,489.06 in principal and interest under a promissory into (y) 6,000,000 shares of common stock and (z) 18,800 shares of newly created Series F Convertible Preferred Stock.

     On April 30, 2004, we issued to Vincent Rinehart a total of 164,500 shares of our common stock as payment of dividends accrued through that date on the Series F Convertible Preferred Stock.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     The following table sets forth, as of September 28, 2004, certain information with respect to our equity securities owned of record or beneficially by (i) each of our Officers and Directors; (ii) each person who owns beneficially more than 5% of each class of our outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

                                        COMMON STOCK
                                        ------------

                         NAME AND ADDRESS OF            AMOUNT AND NATURE OF     PERCENT
TITLE OF CLASS           BENEFICIAL OWNER (1)           BENEFICIAL OWNERSHIP   OF CLASS (2)
--------------  --------------------------------------  ---------------------  ------------

Common          Vincent Rinehart                                2,703,775 (3)         36.1%
Stock

Common          Keyway Investments, Ltd.                     1,518,456 (5)(6)         24.8%
Stock           19 Mount Havlock
                Douglas, Isle of Man
                United Kingdom 1M1 2QG

Common          Cranshire Capital, L.P.                           909,063 (4)         15.1%
Stock           c/o Downsview Capital, Inc.
                666 Dundee Road, Suite 1901
                Northbrook, Illinois  60062

Common          All officers and directors as a group           2,753,775 (3)         36.7%
Stock           (1 person)


                                       13

(1)     Unless  otherwise  noted, the address of each beneficial owner is c/o Anza Capital,
Inc.,  3200  Bristol  Street,  Suite  700,  Costa  Mesa,  California  92626.

(2)     Unless  otherwise indicated, based on 5,358,846 shares of common stock outstanding.
Shares of common stock subject to options or warrants currently exercisable, or exercisable within  60  days,  are  deemed  outstanding for purposes of computing the percentage of the person  holding  such  options  or warrants, but are not deemed outstanding for purposes of computing  the  percentage  of  any  other  person.

(3)     Includes  1,880,000  shares  of common stock which may be acquired by Rinehart upon the  conversion  of  18,800  shares of Series F Convertible Preferred Stock.  The shares of
Series  F  Convertible  Preferred Stock shall be voted equally with the common stock on all matters  submitted  to the shareholders, with the holder thereof having 100 votes per share of  Series  F.

(4)     Includes 390,004 shares of common stock which may be acquired by Cranshire upon the conversion of 3,075.5 shares of Series D Convertible Preferred Stock.  The shares of Series
D  Convertible  Preferred Stock shall be voted equally with the common stock on all matters submitted  to  the  shareholders,  with the holder thereof having 126.81 votes per share of
Series  D.

(5)     Includes  510,854  shares  of common stock which may be acquired by Keyway upon the
conversion  of  4,028.5  shares  of  Series  D Convertible Preferred Stock.   The shares of
Series  D  Convertible  Preferred Stock shall be voted equally with the common stock on all matters  submitted to the shareholders, with the holder thereof having that number of votes equal  to  the  number  of  shares  of  common stock which may be acquired upon conversion.

(6)     Keyway  Investments  Ltd.  has  advised  us  that  they beneficially own all of our securities  owned  of  record  by  EURAM  Cap  Strat  "A"  Fund  Limited.

                                         PREFERRED STOCK
                                         ---------------


                        NAME AND ADDRESS OF
                        --------------------------------------  AMOUNT AND NATURE OF    PERCENT
TITLE OF CLASS          BENEFICIAL OWNER                        BENEFICIAL OWNERSHIP   OF CLASS
----------------------  --------------------------------------  ---------------------  ---------

SERIES D                Keyway Investments, Ltd. (8)                         4,028.5   49.1% (2)
PREFERRED (1)           19 Mount Havlock
                        Douglas, Isle of Man
                        United Kingdom 1M1 2QG

SERIES D                Cranshire Capital, L.P.                              3,075.5   37.5% (2)
PREFERRED (1)           c/o Downsview Capital, Inc.
                        666 Dundee Road, Suite 1901
                        Northbrook, Illinois 60062

SERIES D                The dotCom Fund, LLC                                 1,097.5   13.4% (2)
PREFERRED (1)           666 Dundee Road, Suite 1901
                        Northbrook, Illinois 60062

SERIES F                Vincent Rinehart                                      18,800    100% (4)
PREFERRED (3)           c/o Anza Capital, Inc.
                        3200 Bristol Street, Suite 700
                        Costa Mesa, California  92626

SERIES G                Peter and Irene Gauld                                500,000    100% (8)
PREFERRED (7)           33 Malcom's Mount West
                        Stonehaven  AB39 2TF
                        Scotland UK

                        All officers and directors as a group              18,800 (5)   100% (5)
                        (1 person)

(1)     Each  share of Series D Convertible Preferred Stock (after giving effect to the 1-for-20 reverse  stock  split)  (i)  has  a  liquidation  preference equal to $126.81 per share, (ii) is entitled to receive a quarterly non-cumulative dividend equal to 7% per annum, which may be paid in  cash or in common stock at the discretion of the Company based on the average of the closing bid price for the last ten trading days of the applicable quarter, (iii) may be converted, after
February  28,  2004, into 126.81 shares of Company common stock at the option of the holder, and
(iv)  is  entitled  to  126.81  votes on all matters submitted to the shareholders for approval.

(2)     Based on 8,201.5 shares of Series D Convertible Preferred Stock outstanding.

(3)     Each  share of Series F Convertible Preferred Stock (after giving effect to the 1-for-20 reverse  stock  split)  (i)  has  a  liquidation  preference  (after  the  Series D and Series E
Convertible  Preferred  Stock)  equal  to  $16.675  per  share, (ii) is entitled to a quarterly, non-cumulative dividend of 1.75 shares of Company common stock, which may be paid in cash at the
Company's discretion based on the average of the closing bid price for the last ten trading days of  the  applicable quarter, (iii) may be converted, after February 28, 2004, into 100 shares of
Company  common  stock  at  the  option  of the holder, and (iv) is entitled to 100 votes on all matters  submitted  to  the  shareholders  for  approval.


                                       15

(4)     Based  on  18,800  shares  of  Series  F  Convertible  Preferred  Stock  outstanding.

(5)     Represents  Series  F  Convertible  Preferred  Stock  only.

(6)     Keyway  Investments Ltd. has advised us that they beneficially own all of our securities owned  of  record  by  EURAM  Cap  Strat  "A"  Fund  Limited.

(7)     The  Series  G  Convertible  Preferred  Stock  does  not  have  voting  rights.

(8)     Based  on  500,000  shares  of  Series  G  Convertible  Preferred  Stock  outstanding.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     During the two most recent fiscal years, to the Company's knowledge, the following delinquencies occurred:

                                                NO. OF TRANSACTIONS       NO. OF
NAME                       NO. OF LATE REPORTS     REPORTED LATE     FAILURES TO FILE
-------------------------  -------------------  -------------------  ----------------
Vincent Rinehart                             1                    1               -0-
-------------------------  -------------------  -------------------  ----------------
Mitchell P. Kopin                            3                    3               -0-
(Cranshire Capital, L.P.)
-------------------------  -------------------  -------------------  ----------------


                              SHAREHOLDER PROPOSALS

     Any shareholder desiring to submit a proposal for action at the 2005 Annual Meeting of Shareholders and presentation in the Company's Information or Proxy Statement with respect to such meeting, should arrange for such proposal to be delivered to the Company's offices, located at 3200 Bristol Street, Suite 700, Costa Mesa, California 92626, addressed to the corporate Secretary, no later than July 15, 2005 in order to be considered for inclusion in the Company's Information or Proxy Statement relating to the meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer. The Company anticipates that its next annual meeting will be held in December 2003.

     On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal which is not addressed in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

                                  OTHER MATTERS

     The Company has enclosed a copy of the Annual Report on Form 10-K to Shareholders for the year ended April 30, 2004 with this Information Statement.

                                        By order of the Board of Directors



                                        Vincent Rinehart, President

Costa  Mesa,  California
October  [__],  2004